SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 23, 2004



                        CBL & ASSOCIATES PROPERTIES, INC.

             (Exact Name of Registrant as Specified in its Charter)

         Delaware                     1-12494                 62-154718
(State or Other Jurisdiction      (Commission File         (I.R.S. Employer
    of Incorporation)                  Number)            Identification No.)

                      Suite 500, 2030 Hamilton Place Blvd,
                   Chattanooga, TN 37421 (Address of principal
                      executive office, including zip code)

                                 (423) 855-0001 (Registrant's telephone number,
              including area code)

                                       N/A
              (Former name, former address and former fiscal year,
                         if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))


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Item 7.01   Regulation FD Disclosure

     On November 23, 2004, CBL & Associates Properties, Inc. (the "Company") issued a press release announcing the contribution of the 340,000-square-foot Charter Oak Marketplace in Hartford, Connecticut, to Galileo America LLC, the Company's joint venture with the U.S. affiliate of Australia-based Galileo America Shopping Trust. Based upon the contribution of Charter Oak Marketplace before the center was completed, the Company expects to report an initial gain of approximately $2.7 million, or $0.05 per diluted, fully converted share, which will be included in FFO for the fourth quarter 2004. This will contribute approximately $0.05 per diluted share to GAAP earnings per share in the fourth quarter 2004. The Company has deferred additional gain until it can be recognized.

     The Company also announced in the press release that in connection with Galileo's separate acquisition of ten shopping centers in New England for a base purchase price of $201.9 million the Company will receive an acquisition fee of approximately $1.6 million, or 80 basis points of the purchase price. Galileo has agreed to purchase the properties from a joint venture of Samuels & Associates and Edens and Avant in three phases. CBL will recognize approximately $1.5 million of this fee as revenue pro rata as each phase closes. CBL expects to recognize approximately 54% of this fee in the fourth quarter of 2004, 10% in the first quarter of 2005 and 36% in the second quarter of 2005 as the phases are closed.

     The press release is attached as Exhibit 99.1.



Item 9.01   Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

     Not applicable

(b)  Pro Forma Financial Information

     Not applicable

(c)  Exhibits

Exhibit
Number                          Description

99.1 Press Release - CBL & Associates Properties To Recognize Gains From Galileo Transactions In Fourth Quarter


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                                    SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        CBL & ASSOCIATES PROPERTIES, INC.


                                                  /s/ John N. Foy
                                       -------------------------------------
                                                   John N. Foy
                                                   Vice Chairman,
                                       Chief Financial Officer and Treasurer
                                       (Authorized Officer of the Registrant,
                                          Principal Financial Officer and
                                           Principal Accounting Officer)


Date: November 23, 2004

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